SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 23, 2002



                         RECKSON ASSOCIATES REALTY CORP.
                                       and
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)


         Reckson Associates Realty Corp. - Maryland                       Reckson Associates Realty Corp. -
       Reckson Operating Partnership, L.P. - Delaware                                11-3233650
(State or other jurisdiction of incorporation or organization)          Reckson Operating Partnership, L.P. -
                                                                                     11-3233647
                                                                              (IRS Employer ID Number)
                       225 Broadhollow Road                                             11747
                        Melville, New York                                            (Zip Code)
             (Address of principal executive offices)


                                     1-13762
                            (Commission File Number)


                                 (631) 694-6900
              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

99.1     Reckson Associates Realty Corp. Annual Shareholders' Meeting
Presentation

ITEM 9.           REGULATION FD DISCLOSURE

         The Registrants are attaching this Annual Shareholders' Meeting Presentation as Exhibit 99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RECKSON ASSOCIATES REALTY CORP.


                                         By:  /s/ Michael Maturo
                                            ------------------------------------
                                            Michael Maturo
                                            Executive Vice President
                                            and Chief Financial Officer


                                         RECKSON OPERATING PARTNERSHIP, L.P.

                                         By:  Reckson Associates Realty Corp.,
                                              its General Partner


                                         By:  /s/ Michael Maturo
                                            ------------------------------------
                                            Michael Maturo
                                            Executive Vice President
                                            and Chief Financial Officer


Date:  May 23, 2002

            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

                         Annual Meeting of Shareholders
                                  May 23, 2002


                         RECKSON ASSOCIATES REALTY CORP

COMPANY OVERVIEW

o Vision - "Reckson will be the `Landlord of Choice' in the New York Tri-State area"

o        44 years of experience, innovation and value creation

o        $3.3 billion total market capitalization

o        Premier portfolio located within one-hour proximity to New York City

o Only major real estate owner with a significant presence in all the key New York Tri-State area markets

o Strong balance sheet and well-positioned for present economic environment

PREMIER PORTFOLIO
[Pictures Omitted]

o         181 Properties
o         20.5 Million Square Feet
            Office       13.8 Million Sq. Ft.
            Industrial    6.7 Million Sq. Ft.
o         1,270 Tenant Relationships
o         Average Tenant Size:
            Office       12,000 Sq. Ft.
            Industrial   26,000 Sq. Ft.
o         5 Integrated Operating Divisions
o         Occupancy: (a)
            Office               96.2%
            Industrial           92.9%

Note:  Information as of March 31, 2002
(a)  Excluding properties under development

PORTFOLIO COMPOSITION
[Graphics Omitted]

Net Operating Income (a)
------------------------

  By Region
  ---------
  Long Island                       32%
  Westchester/Connecticut           26%
  New Jersey                        15%
  New York City                     27%

  By Property Type
  ----------------
  Office                            86%
  Industrial                        14%

(a) Pro forma for 919 Third Avenue free rent add back and pro rata share of consolidated and unconsolidated joint ventures.

TENANT DIVERSIFICATION
[Graphic Omitted]

100 Largest Tenants Represent 53% of Revenue

Accounting                            2%
Commercial Banking                    6%
Consumer Products                    16%
Defense/Electronics                   2%
Financial Services                   13%
Healthcare                            3%
Insurance                             6%
Legal Services                       15%
Media/Entertainment                   6%
Other Professional Services           4%
Pharmaceuticals                       8%
Real Estate                           3%
Technology                            5%
Telecom                              11%

LOCAL EXPERTISE SUPPORTED BY CENTRAL SERVICES

Organizational Chart:
---------------------
  Corporate Central Services
  --------------------------
  o   Long Island Division
  o   New York City Division
  o   Connecticut Division
  o   Westchester Division
  o   New Jersey Division

Central Services:
-----------------
o  Development/Construction
o  Marketing
o  Investments
o  Finance/Accounting
o  Asset Management
o  Legal
o  Human Resources
o  Business Knowledge & Information Systems
o  Office Services

OFFICE MARKET OVERVIEW
[Graphics Omitted]

SOUTHERN CONNECTICUT       3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           ------------------------------------------------
RA Portfolio Vacancy       8.8%     7.1%    4.6%      4.2%     4.6%     6.1%
Overall Vacancy            3.2%     5.1%    2.5%     10.9%    11.8%    13.7%
Direct Vacancy             3.1%     4.3%    2.1%      8.6%     7.8%     8.2%

WESTCHESTER                3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           ------------------------------------------------
RA Portfolio Vacancy       14.6%     8.8%    5.7%     4.7%     6.6%     4.0%
Overall Vacancy            17.6%    16.3%   15.1%    14.1%    17.8%    19.2%
Direct Vacancy             16.5%    14.2%   13.9%    12.5%    13.8%    15.1%

LONG ISLAND                3Q99    1Q00     3Q00     1Q01     3Q01     1Q02
                           ------------------------------------------------
RA Portfolio Vacancy       5.9%     5.0%    6.0%     7.7%      6.5%     3.9% (a)
Overall Vacancy            5.2%     8.8%    5.9%     9.5%     10.3%    11.4%
Direct Vacancy             4.1%     7.4%    4.4%     7.6%      7.2%     7.1%

NORTHERN NEW JERSEY        3Q99    1Q00    3Q00     1Q01      3Q01     1Q02
                           ------------------------------------------------
RA Portfolio Vacancy       9.5%     5.6%    2.5%      1.1%     8.1%     4.0%
Overall Vacancy            8.4%     9.1%    6.5%     11.3%    11.6%    13.9%
Direct Vacancy             6.2%     6.9%    4.8%      7.3%     7.5%     8.0%


Source: Cushman & Wakefield Class A Office Statistics
(a) Excludes Reckson Executive Park, Melville, LI. Including this development property, the 1Q02 vacancy percentage for LI is 6.4%.

OFFICE MARKET OVERVIEW
[Graphics Omitted]


NYC FINANCIAL EAST                  3Q99   1Q00     3Q00     1Q01     3Q01   1Q02
                                    -----------------------------------------------
RA Portfolio Vacancy                3.2%    16.0%   0.7%     1.3%     1.4%    3.8%
Overall Vacancy                     6.3%     4.4%   2.1%     3.2%     5.0%   12.4%
Direct Vacancy                      5.7%     3.2%   1.4%     2.5%     1.4%    8.5%

NYC MIDTOWN EAST SIDE               3Q99    1Q00    3Q00     1Q01     3Q01   1Q02
                                    ------------------------------------------------
RA Portfolio Vacancy                3.4%     3.8%   3.4%     2.1%     1.9%    0.0%
Overall Vacancy                     6.7%     4.4%   2.7%     2.4%     6.3%   10.5%
Direct Vacancy                      4.9%     3.4%   2.2%     1.5%     3.1%    4.3%

NYC MIDTOWN WEST SIDE               3Q99    1Q00    3Q00     1Q01    3Q01   1Q02
                                    ------------------------------------------------
RA Portfolio Vacancy                3.2%     0.4%   1.7%     1.8%     3.7%    4.7%
Overall Vacancy                     5.8%     5.1%   2.3%     1.9%     6.0%    6.7%
Direct Vacancy                      5.0%     3.8%   2.1%     1.5%     3.8%    4.2%



NYC SIXTH AVE./ROCKEFELLER CENTER           1Q00    3Q00     1Q01    3Q01   1Q02
                                            ---------------------------------------
RA Portfolio Vacancy                         7.4%   5.0%     7.8%     4.5%    2.6%
Overall Vacancy                              2.2%   0.9%     1.5%     3.9%    6.1%
Direct Vacancy                               1.5%   0.4%     0.7%     1.8%    2.8%

Source: Cushman & Wakefield Class A Office Statistics

LIMITED NEW SUPPLY IN RECKSON'S MARKETS




                                              MARKET                       RECKSON
                         --------------------------------------------  -----------------
                                                    % of      %        SF in       %
Sub-Market                  Market SF  New Supply  Market  Pre-leased  Market    Leased
----------                  ---------  ----------  ------  ----------  ------    ------
Long Island               27,692,404     183,355     0.7%      0%     3,952,783    94%(a)
Westchester               30,337,854           0       -       -      3,232,474    96%
Stamford, CT               6,241,898           0       -       -      1,123,915    94%
New Jersey
  Northern (b)            82,883,674     468,000(c)  0.6%     52%     1,832,027    96%
  Central                 65,029,717   1,633,500     2.5%     46%       131,727   100%
New York City            386,562,512   6,104,646     1.6%     83%     3,498,393    98%

Total/Wgt. Avg.          598,748,059   8,389,501     1.4%     72%    13,771,319    96%




Source: Merrill Lynch year end 2001 report and Cushman & Wakefield - Office Statistics
(a)  Excluding Reckson Executive Park, Melville, LI, the percent leased is 96%
(b)  Excludes The Hudson Waterfront
(c) Excludes 103 JFK Parkway, Short Hills, NJ for which a lease was signed for 100% of the property after the Merrill Lynch year end report

FACTORS IMPACTING SUPPLY & Demand

o   Demand Factors
    -  Growth in GDP
    -  Revenue growth and corporate profitability
    -  Service sector job growth
    -  Density of existing occupied office space

o   Supply Factors
    -  Sublet space
    -  Feasibility rental rates relative to market rates
    -  New construction starts

2001 RECAP

o  Positioned Company for Economic Slowdown
   -  Effectively managed development exposure
   -  Mitigated lease expiration exposure

o  Strengthened Balance Sheet
   - Executed capital recycling program
   - Capitalized on attractive interest rate environment

o  Refocused Strategy Exclusively on Core New York Tri-State Operations

2002 OBJECTIVES

I.  Intensify Focus on Fundamentals
         - Remain well occupied
         - Increase same property NOI
         - Stabilize development projects

II.  Maximize Long-Term Net Asset Value
         - Execute internal growth
         - Pursue value-added investment opportunities
         - Pursue strategic investments that enhance franchise
         - Maximize value of development pipeline
         - Dispose of targeted non-strategic assets
         - Opportunistically repurchase shares

III.  Maintain Financial Flexibility

By executing on our strategy we will maximize shareholder value

2002 OBJECTIVES




                       I. INTENSIFY FOCUS ON FUNDAMENTALS

Maintain High Occupancy Rates

[Graphics Omitted]

                           1997      1998     1999      2000     2001    1Q02
                           ----      -----    ----      ----     ----    ----
Office                     95.8%     96.4%    96.0%     97.2%    96.1%  96.2%
Industrial                 95.3%     96.8%    98.2%     97.5%    91.7%  92.9%

Note:  Excludes properties under development
Note: Decrease in industrial occupancy reflects a 206,710 square foot lease that expired in November 2001, decreasing occupancy 300 basis points.

PORTFOLIO PERFORMANCE
Same Property NOI Growth

[Graphics Omitted]

                                THREE MONTHS (a)
                                ----------------

                           TOTAL PORTFOLIO (b)       OFFICE PORTFOLIO (b)
                           -------------------       --------------------
Cash NOI                          8.0%                     10.0%
GAAP NOI                          1.9%                      3.0%

TOTAL PORTFOLIO
---------------
6.4% Cash Revenue Increase
2.6% Operating Expense Increase
5.3% Real Estate Tax Increase
(2.5%) Occupancy Decrease

OFFICE PORTFOLIO
----------------
7.7% Cash Revenue Increase
3.5% Operating Expense Increase
5.2% Real Estate Tax Increase
(0.9%) Occupancy Decrease

(a) Based on comparison period for the three month period ended March 31, 2002 versus the three month period ended March 31, 2001
(b) Excludes termination fees

PORTFOLIO PERFORMANCE
[Graphics Omitted]

FIRST QUARTER 2002 SAME SPACE AVERAGE RENT GROWTH (a)

     OFFICE RENT GROWTH:  22.8%
     --------------------------
     Expiring Leases - $23.96
     New Leases - $29.42

     INDUSTRIAL/R&D Rent Growth:  16.7%
     ----------------------------------
     Expiring Leases - $5.80
     New Leases - $6.77

o  Renewed 91.1% of Expiring Square Footage
o  62 Total Leases Executed Encompassing 857,000 Sq. Ft.
o Same Space First Quarter Cash Increase of 13.3% for Office and 6.1% for Industrial/R&D


(a) Represents leases executed during the first quarter

LEASE EXPIRATIONS
4.7% of Portfolio Square Feet Expiring in 2002

[Graphics Omitted]

OFFICE                         2002     2003    2004     2005     2006    2007
------                         ----     ----    -----    -----    ----    ----
Square Feet Expiring           718      1,195   1,258    1,759    1,713   1,144
 (in thousands)
% Square Feet Expiring         5.5%       9.2%    9.7%    13.5%    13.1%    8.8%


INDUSTRIAL                      2002     2003    2004     2005     2006    2007
----------                      ----     ----    -----    -----    ----    ----
Square Feet Expiring            197       671     661      919      942     306
 (in thousands)
% Square Feet Expiring          3.2%     10.8%   10.6%    14.8%    15.1%    4.9%


Note: Expirations are for the period 4/1/02-12/31/02

LEASE EXPIRATION COMPARISON
2002 and 2003 Office Portfolio

[Graphics Omitted]

                    Expiring Rents vs. Reckson Forecast Rents

                              As of March 31, 2002



                           Total                  CBD                  Suburban
                         Portfolio           Office Portfolio       Office Portfolio
                   1.9 Million SF Expiring  460,000 SF Expiring  1.4 Million SF Expiring
                   -----------------------  -------------------  -----------------------
Cash
----
Expiring Rent                    $26.65                $31.34                  $25.12
Forecasted Rent (a)              $29.32                $41.71                  $25.33
Increase                             10%                   33%                      1%

GAAP
Expiring Rent                    $25.88                $31.95                  $23.84
Forecasted Rent (a)              $30.16                $42.32                  $25.98
Increase                             17%                   32%                     10%


(a) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.

VALUE CREATION
$1.0 Billion of Projects put into Service in Strong Markets - Lowered Future Development Exposure

[Graphic Omitted]

                                            (in millions)

                       1995    1996    1997    1998     1999    2000     2001    2002 (E)
                      ------  ------  ------  ------   ------  ------   ------  --------
Cumulative Completed   $63    $242    $336   $  407    $525   $1,065   $1092   $1135
Pipeline Projects

Unrealized Projects    $ 0    $289    $804   $1,099    $864   $  755   $ 529   $ 449


VALUE CREATION ACTIVITY UPDATE
Redevelopment

[Picture Omitted]
103 JFK Parkway
Short Hills, New Jersey

Executed Lease with Dun & Bradstreet for 100% of Property
o 123,000 Square Feet
o 10 Year Lease Term
o Total Anticipated Investment - $32.8 Million (a)
o Anticipated Stabilized NOI Yield of 10% (a)


(a) Forward-looking statements based upon management's estimates.
     Actual results may differ materially.

VALUE CREATION ACTIVITY UPDATE
Reckson Executive Park - Melville, Long Island

[Picture Omitted]
Ground-Up Development:
----------------------
o  Property 61% Leased
o  Leases Signed or Under Negotiation Total 75%
o  Anticipated Return On Investment - 11% (a)
o  Projected Occupancy at End of 2002 - 220,000 s.f. (a)

Stacking Plan - 277,500 Sq. Ft.
-------------------------------


                         Leases Signed               Leases Out             Proposals
                         -------------               ----------             ---------
4th Floor                                            38,000 s.f.           25,000 s.f.
3rd Floor        Zurich American Insurance Co.
                          70,000 s.f.
2nd Floor          Hain Celestial Group, Inc                                7,500 s.f.
                          34,988 s.f.
                      Transamerica Corp.
                         24,099 s.f.
1st Floor          OSI Pharmaceutical, Inc.                                18,000 s.f.
                         36,309 s.f.
                      Drake Beam Morin
                          4,870 s.f.
TOTALS                  170,266 S.F.                 38,000 S.F.           50,500 S.F.


(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

2002 OBJECTIVES



                     II. MAXIMIZE LONG-TERM NET ASSET VALUE

INTERNAL GROWTH POTENTIAL

[Graphics Omitted]


                      2002-2003 Expirations     2004-2006 Expirations
                         1.9 Million SF            4.8 Million SF
                         --------------            --------------
Cash
Expiring Rent               $26.65                       $27.14
Forecasted Rent (a)         $29.32                       $33.94
Increase                        10%                          25%

                            $0.89 per share              $5.63 per share
                             of potential                   of potential
                           NAV appreciation               NAV appreciation
(a) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.

CURRENT INVESTMENT PARAMETERS

o         Maintain New York Tri-State Area Focus

o         Pursue High Quality/Well Located Assets

o         Target ROE of 12% - 15% at a Normalized Leverage Ratio

o         Opportunistically Acquire Properties with Repositioning Potential

o         Pursue Strategic Investments that Enhance Market Presence

o Achieve and Maintain Appropriate Portfolio Balance Throughout New York Tri-State Area

INVESTMENT OPPORTUNITIES

o        Operating Assets in Core Sub-Markets

o         Portfolio Investments in Targeted Markets

o         Distressed Property Opportunities

o         Corporate Sale Lease-Back Opportunities

o        Preferred Equity and Mezzanine Investments

CAPITAL RECYCLING PROGRAM
$682 Million Slated for Program


                                                                        (in thousands)
                                                              2000       2001       2002      2003
                                                            ----------------------------------------
Dispositions - Completed
------------------------
8 Suburban Office Assets -                                  $136,000
  Sale of JV Interest
Six Non-Core Office Assets                                             $ 85,000
Keystone Stock                                                         $ 36,000   $ 1,500
919 Third Avenue - Sale of JV Interest                                 $221,000

Dispositions - Anticipated (a)
Remaining Non-Core Office Assets                                                  $50,000     $ 87,000
RSVP                                                                                          $ 65,000

                                                            ------------------------------------------
    Total                                                   $136,000   $342,000   $51,500     $152,000
                                                            ==========================================


(a) Forward-looking statements based upon management's estimtes. Actual results may differ materially.

2002 OBJECTIVES




                       III. MAINTAIN FINANCIAL FLEXIBILITY

FINANCIAL RATIOS
                                     (in millions except ratios)
                                            March 31, 2002
Ratios                                        Historical
------                                        ----------
Total Debt (a)                                 $1,279
Total Equity                                   $2,001
Total Market Cap                               $3,280
Interest Coverage Ratio                          3.60x
Fixed Charge Coverage Ratio                      2.72x
Debt to Total Market Cap                         39.0%



(a) Including pro-rata share of joint venture debt and net of minority partners' interests

DEBT SCHEDULE


                                                        (in millions)
                                   Principal Amount    Weighted Average   Average Term
                                    Outstanding         Interest Rate      to Maturity
                                    -----------         -------------      -----------
Debt Schedule
Fixed Rate
Mortgage Notes Payable              $  748.6                7.3%             9.7 yrs.
Senior Unsecured Notes              $  450.0                7.5%             5.3 yrs.
                                    -----------
Subtotal/Weighted Average           $1,198.6                7.4%             8.0 yrs.

Floating Rate
-------------
Corporate Unsecured                 $  217.0 (a)         LIBOR + 105bps
Credit Facility



No Significant Near-Term Refinancing Needs
Long-term Staggered Debt Maturity Schedule
[Graphic Omitted]
                                            (maturities in millions)

                           2002     2003    2004   2005     2006   2007   2008   2009   2010   2011
                           -------------------------------------------------------------------------
Mortgage Debt               $0       $0     $  3    $19     $130   $ 60    $0    $100    $28   $218
Unsecured Notes                             $100                   $150          $200

Low Floating Rate Debt Levels
[Graphic Omitted]
Floating Rate -   15%
Fixed Rate -      85%



(a) Unsecured corporate credit facility matures in September of 2003

2002 OUTLOOK

o    Core Portfolio Performing Well in Challenging Environment
     - Increasing occupancies
     - High renewal rates
     - Maintaining high net effective rents

o    Lease-up of Development Projects Tracking Ahead of Schedule

o    Cautious Near-Term Outlook on Market
     - Sublet space still having large impact on markets
     - Tenant stability remains a concern

o    Positive Long-Term Outlook on Markets
     - No new supply
     - Sublet space should dissipate more quickly then direct space
     - Potential for strong market recovery when job growth resumes ('04)

o    Challenging Investment Environment
     - Significant capital availability and limited product has created an overheated investment market
     - Aggressively pursuing opportunities but maintaining discipline
     - Continue to pursue strategic dispositions to capitalize on strength of investment market
     - Positive stock performance has impacted ability to opportunistically repurchase shares

o    Well-Positioned to Maximize Shareholder Value

FORWARD-LOOKING STATEMENTS

Estimates of future FFO per share and certain other matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this presentation that subsequently becomes untrue.

THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY


                                       RA

                                     RECKSON